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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K


                  Current Report Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): October 2, 1997


                         CINERGI PICTURES ENTERTAINMENT INC.

                (Exact name of registrant as specified in its charter)


           DELAWARE                    0-23958             95-4247952
       (State or other               (Commission        (I.R.S. Employer
 jurisdiction of Incorporation)      File Number)      Identification No.)


                        2308 BROADWAY, SANTA MONICA, CA  90404
                 (Address of principal executive offices)  (zip code)

          Registrant's telephone number, including area code: (310) 315-6000


                                         N/A
            (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

     ADJUSTMENT OF MERGER CONSIDERATION. On October 2, 1997, Cinergi Pictures Entertainment Inc. (the "Company") announced that, pursuant to the terms of the Agreement of Merger dated as of September 2, 1997 (the "Merger Agreement") among the Company, Andrew G. Vajna (Chairman of the Board, President and Chief Executive Officer of the Company), Valdina Corporation N.V. ("Valdina") and CPEI Acquisition, Inc. ("Newco"), the cash amount per share which stockholders of the Company (other than Mr. Vajna, Valdina and stockholders who perfect dissenters' rights) will be entitled to receive upon conversion of shares of Company Common Stock in the merger of Newco with and into the Company has been adjusted upwards from $2.30 to $2.39 per share. The merger consideration has been adjusted upwards as a result of the Company's receipt of overages in connection with the soundtrack to EVITA and the Company's settlement of its obligations under the Company's "first look" arrangement with Oliver Stone and certain affiliates of Mr. Stone. Additional information regarding such adjustments to the merger consideration is contained in the press release filed herewith as Exhibit 99.1 which is incorporated herein by this reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Business Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          The Exhibits listed below are filed as part of this Report.

          Exhibit No.         Description of Exhibit
          -----------         ----------------------

             10.1 Termination Agreement dated as of September 10, 1997, between Cinergi Pictures Entertainment Inc. and Cinergi Productions N.V. Inc., on the one hand, and Ixtlan Corporation, Illusion Entertainment Group, Quetzalcoatl, Inc. and Oliver Stone, on the other hand.

             99.1        Press Release issued on October 2, 1997.



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                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CINERGI PICTURES ENTERTAINMENT INC.



Date: October 9, 1997              By:       /s/ Warren Braverman
                                       -----------------------------------------
                                                 Name: Warren Braverman
                                                 Title: Chief Operating Officer,
                                                        Chief Financial Officer
                                                        and Executive Vice
                                                        President





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                                    EXHIBIT INDEX


EXHIBIT NO.                     DESCRIPTION OF EXHIBIT
-----------                     ----------------------

  10.1 Termination Agreement dated as of September 10, 1997 between Cinergi Pictures Entertainment Inc. and Cinergi Productions N.V. Inc., on the one hand, and Ixtlan Corporation, Illusion Entertainment Group, Quetzalcoatl, Inc. and Oliver Stone, on the other hand.

  99.1              Press Release issued on October 2, 1997.









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